Exhibit 10.4

AMENDMENT TO THE SPX CORPORATION

2005 NON-EMPLOYEE DIRECTORS’ COMPENSATION PLAN

Pursuant to the powers of amendment reserved in Section 5 of the SPX Corporation 2005 Non-Employee Directors’ Compensation Plan (the “Plan”), effective as of February 21, 2006, SPX Corporation hereby amends the Plan in the following manner:

1.     Section 4.1 of the Plan is amended by adding the following to the end thereof:

“Notwithstanding the foregoing, with respect to any Performance Shares granted to a Non-Employee Director on or after January 1, 2006, such awards shall vest (provided the Non-Employee Director is still a member of the Board as of the applicable date) as follows:

(x)                                   One-third (1/3) of the Performance Shares granted shall vest on:

(i)            the first anniversary of the grant date if the Return Condition is met for the measurement period dating from the grant date to the day immediately preceding such first anniversary date; or, if such Return Condition is not met,

(ii)           the second anniversary of the grant date if the Return Condition is met for the measurement period dating from the grant date to the day immediately preceding such second anniversary date; or, if such Return Condition is not met,

(iii)          the third anniversary of the grant date if the Return Condition is met for the measurement period dating from the grant date to the day immediately preceding such third anniversary date.

(y)                                 One-third (1/3) of the Performance Shares granted shall vest on:

(i)            the second anniversary of the grant date if the Return Condition is met for the measurement period dating from the first anniversary of the grant date to the day immediately preceding such second anniversary date; or, if such Return Condition is not met,

(ii)           the second anniversary of the grant date if the Return Condition is met for the measurement period dating from the grant date to the day immediately preceding such second anniversary date; or, if such Return Condition is not met,

(iii)          the third anniversary of the grant date if the Return Condition is met for the measurement period dating from the grant date to the day immediately preceding such third anniversary date.

(z)                                   One-third (1/3) of the Performance Shares granted shall vest on:

(i)            the third anniversary of the grant date if the Return Condition is met for the measurement period dating from the second anniversary of the grant date to the day immediately preceding such third anniversary date; or, if such Return Condition is not met,

(ii)           the third anniversary of the grant date if the Return Condition is met for the measurement period dating from the grant date to the day immediately preceding such third anniversary date.

Notwithstanding the foregoing, for purposes of determining the vesting measurement periods (and applicable vesting dates, if any) of any Performance Shares granted to Non-Employee Directors in 2006, the grant date of such Performance Shares shall be deemed to be January 1, 2006.”